SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date  of Report September 1, 2000               Commission File No. 333-76649
(Date  of  earliest  event  reported)

                        SALEM COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                                 77-0121400
 (State  or  other  jurisdiction of         (I.R.S. Employer Identification No.)
  incorporation  or  organization)

                         4880 SANTA ROSA ROAD, SUITE 300
                          CAMARILLO, CALIFORNIA  93012
                    (Address of principal executive offices)

                                 (805) 987-0400
               Registrant's telephone number, including area code











































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ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     On September 1, 2000, Salem Communications Corporation, ("Salem"), completed its asset exchange with Cox Radio, Inc. to exchange certain assets of radio station KKHT-FM (Houston, Texas) for certain assets of radio stations WALR-FM (Atlanta, Georgia), KLUP-AM (San Antonio, Texas) and WSUN-AM (Tampa, Florida). The acquired assets consist principally of FCC licenses and tangible assets used in the radio broadcasting business. Salem did not acquire the format or intellectual property of WALR-FM or WSUN-AM. The parties have estimated the value of assets exchanged by each party to be approximately $80 million.


ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial  Statements  of  Businesses  Acquired.

     Since the substantial portion of the assets acquired relate to WALR-FM and Salem did not acquire the related format or intellectual property, and accordingly, the source and nature of revenue and operating expenses will be significantly different than they were prior to the acquisition, historical financial statements would not be meaningful to readers of this report.

     (b)  Pro  Forma  Financial  Information.

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma combined condensed consolidated financial statements give effect to disposition of KKHT-FM as part of the asset exchange with Cox Radio, Inc. The assets acquired by Salem consist principally of property, plant and equipment, FCC licenses and other intangible assets used in the radio broadcasting business and, in some cases, will continue to be utilized by Salem's subsidiaries for such purposes. However, since the substantial portion of the assets acquired relate to WALR-FM and Salem did not acquire the related format or intellectual property, a pro forma statement of operations reflecting the acquisition would not be meaningful to readers of this report.

     For accounting purposes, Salem will account for the asset exchange as a non-monetary exchange of similar productive assets, and accordingly, the net assets of the acquired radio stations are assumed to be recorded in the accompanying unaudited pro forma combined condensed consolidated balance sheet at the historical cost basis of KKHT-FM. As a result, there are no pro forma adjustments reflected in the unaudited pro forma combined condensed consolidated balance sheet.

     The unaudited pro forma combined condensed consolidated balance sheet at June 30, 2000 gives effect to the disposition of KKHT-FM as if it occurred on
June 30, 2000. The unaudited pro forma combined condensed consolidated statements of operations for the year ended December 31, 1999 and for the nine months ended September 30, 2000 give effect to the disposition of KKHT-FM as if it had occurred on January 1, 1999.

     The unaudited pro forma combined condensed consolidated balance sheet was prepared based upon the historical balance sheets of Salem, including the balance sheet of KKHT-FM.

     The unaudited pro forma combined condensed consolidated statements of operations for the year ended December 31, 1999 and for the nine months ended September 30, 2000 was prepared based upon the historical statement of operations of Salem, including financial information of KKHT-FM.

     The  unaudited   pro   forma   combined  condensed  consolidated  financial
statements  should  be  read  in  conjunction  with  the  historical   financial
statements  of  Salem  and  the  acquired  radio  stations.

     The unaudited pro forma combined condensed consolidated financial statements are not necessarily indicative of the actual results of operations or financial position that would have occurred had the asset exchange occurred on the dates indicated nor are they necessarily indicative of future operating results or financial position.















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


                                                                         Pro Forma
                                                                      Adjustment For
                                                                      The Disposition  Pro Forma
(in thousands)                                           Salem        of KKHT-FM (A)     Salem
                                                   ----------------   ---------------  ---------
AS OF SEPTEMBER 30, 2000
ASSETS
Current assets:
  Cash and cash equivalents . . . . . . . . . . .  $          8,098   $            -   $  8,098
  Accounts receivable, net. . . . . . . . . . . .            20,719                -     20,719
  Other current assets. . . . . . . . . . . . . .            11,083                -     11,083
                                                   ----------------   --------------   --------
Total current assets. . . . . . . . . . . . . . .            39,900                -     39,900

Property, plant, equipment and software, net. . .            67,138                -     67,138
Intangible assets, net. . . . . . . . . . . . . .           357,040                -    357,040

Other assets. . . . . . . . . . . . . . . . . . .            10,098                -     10,098
                                                   ----------------   --------------   --------
Total assets. . . . . . . . . . . . . . . . . . .  $        474,176   $            -   $474,176
                                                   ================   ==============   ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and other current liabilities.  $          9,982   $            -   $  9,982
  Current portion of long-term debt . . . . . . .               123                -        123
                                                   ----------------   --------------   --------
Total current liabilities . . . . . . . . . . . .            10,105                -     10,105

Long-term debt, less current portion. . . . . . .           288,750                -    288,750
Other long-term liabilities . . . . . . . . . . .            18,752                -     18,752

Stockholders' equity. . . . . . . . . . . . . . .           156,569                -    156,569
                                                   ----------------   --------------   --------
Total liabilities and stockholders' equity. . . .  $        474,176   $            -   $474,176
                                                   ================   ==============   ========


                                                                         Pro Forma
                                                                      Adjustment For
                                                                      The Disposition           Pro Forma
(in thousands)                                            Salem       of KKHT-FM (B)              Salem
                                                   ----------------   ---------------           ---------
NINE MONTHS ENDED SEPTEMBER 30, 2000
Net revenues. . . . . . . . . . . . . . . . . . .  $         81,035   $       (1,916) (1)  $       79,119

Operating expenses. . . . . . . . . . . . . . . .            53,395             (765) (2)          52,630
Depreciation and amortization expense . . . . . .            16,993                -  (3)          16,993
Corporate expenses. . . . . . . . . . . . . . . .             7,790                -                7,790
                                                   ----------------   --------------       --------------
Operating income. . . . . . . . . . . . . . . . .             2,857           (1,151)               1,706
Other income (expense)
  Interest expense, net . . . . . . . . . . . . .            (9,590)               -               (9,590)
  Gain on disposal of assets. . . . . . . . . . .            29,985                -               29,985
  Other expense, net. . . . . . . . . . . . . . .              (775)               -                 (775)
                                                   ----------------   --------------       --------------
Income (loss) before income taxes . . . . . . . .            22,477           (1,151)              21,326

Provision (benefit) for income taxes. . . . . . .             8,747             (449) (4)           8,298
                                                   ----------------   --------------       --------------
Net income (loss) . . . . . . . . . . . . . . . .  $         13,730   $         (702)      $       13,028
                                                   ================   ==============       ==============
Basic and diluted income per share. . . . . . . .  $           0.59                        $         0.56
                                                   ================                        ==============
Basic and diluted average shares outstanding. . .        23,456,088                            23,456,088
                                                   ================                        ==============















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

                                                                        Pro Forma
                                                                      Adjustment For
                                                                      The Disposition            Pro Forma
(in thousands)                                           Salem        of KKHT-FM (B)               Salem
                                                   ----------------   --------------             ---------
YEAR ENDED DECEMBER 31, 1999
Net revenues. . . . . . . . . . . . . . . . . . .  $         93,546   $       (2,668) (1)  $        90,878

Operating expenses. . . . . . . . . . . . . . . .            56,276           (1,020) (2)           55,256
Depreciation and amortization expense . . . . . .            18,233                -  (3)           18,233
Corporate expenses. . . . . . . . . . . . . . . .             8,507                -                 8,507
Stock and related cash grant. . . . . . . . . . .             2,550                -                 2,550
                                                   ----------------   --------------       ---------------
Operating income. . . . . . . . . . . . . . . . .             7,980           (1,648)                6,332
Other income (expense)
  Interest expense, net . . . . . . . . . . . . .           (13,214)               -               (13,214)
  Loss on disposal of assets. . . . . . . . . . .              (219)               -                  (219)
  Other expense, net. . . . . . . . . . . . . . .              (633)               -                  (633)
                                                   ----------------   --------------       ---------------
Loss before income taxes. . . . . . . . . . . . .            (6,086)          (1,648)               (7,734)

Benefit for income taxes. . . . . . . . . . . . .            (1,611)            (643) (4)           (2,254)
                                                   ----------------   --------------       ---------------
Loss from continuing operations . . . . . . . . .  $         (4,475)  $       (1,005)      $        (5,480)
                                                   ================   ==============       ===============

Basic and diluted loss per share. . . . . . . . .  $          (0.22)                       $         (0.27)
                                                   ================                        ===============
Basic and diluted average shares outstanding. . .        20,066,006                             20,066,006
                                                   ================                        ===============



NOTES  TO  UNAUDITED  PRO  FORMA  COMBINED  CONDENSED  FINANCIAL  STATEMENTS

(A)  There  are no  pro forma  adjustments  for the  disposition of KKHT-FM at September 30, 2000 as the disposition is a part of a non-monetary exchange of similar productive assets that will not  result in the recognition of a gain or loss or in any change of  the  recorded amounts of property, plant, equipment and software and intangible assets being exchanged.

(B)  The pro  forma adjustments  for the disposition of KKHT-FM for the year ended December 31, 1999 and for the nine months ended September 30, 2000 are as follows:
                                                                                     INCREASE (DECREASE)
                                                                                           TO INCOME
                                                                                     12/31/99    9/30/00
                                                                                     --------   --------
(1)  Decrease in net revenues resulting from the exchange of KKHT-FM . . . . . . . . $ (2,668)  $ (1,916)
(2)  Decrease in operating expenses resulting from the exchange of KKHT-FM . . . . .    1,020        765
(3)  The  pro forma adjustments for the disposition of KKHT-FM do not include
     any  adjustment  for  depreciation  and  amortization  expense  as   the
     disposition  is  part of  a non-monetary  exchange of similar productive assets and  will not change the recorded  amounts  of  property,  plant,
     equipment and software and intangible assets. . . . . . . . . . . . . . . . . .       --         --
(4)  Increase  in benefit for income  taxes  resulting  from  a  decrease  in
     operating income related to the exchange of KKHT-FM . . . . . . . . . . . . . .      643        449




     (c)  Exhibits.

EXHIBITS

10.08.06 Asset Exchange Agreement dated as of May 31, 2000 by and among Salem; South Texas Broadcasting, Inc.; Cox Radio, Inc.; and CXR Holdings, Inc. (WALR-FM, Athens, GA; WSUN-AM, Plant City, FL, KLUP-AM, Terrell Hills, TX, KKHT-FM, Conroe, TX). (1)


(1) Incorporated by reference to the exhibit of the same number of Salem's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on August 14, 2000.







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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SALEM  COMMUNICATIONS  CORPORATION


Date:  November  15,  2000

                         By:  /s/  EDWARD  G.  ATSINGER  III
                         --------------------------------------
                         Edward  G.  Atsinger  III
                         President  and  Chief  Executive  Officer


Date:  November  15,  2000

                         By:  /s/  David  A.R.  Evans
                         --------------------------------------
                         David  A.R.Evans
                         Senior  Vice  President  and
                         Chief  Financial  Officer
                         (Principal  Financial  Officer)